Exhibit 99.1

 Nasdaq: ISUN www.isunenergy.com    Q3 2021

 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of1995. These forward-looking statements include, but are not limited to, statements about (i) iSun’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (ii) other statements identified by words such as “expects” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward- looking statements are based upon the current beliefs and expectations of the respective management of iSun and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of iSun. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

 US Solar Market  “The electrification of almost everything is coming, and we’re just not ready for it.”Wall Street Journal, May 21, 2021  By 2031, the U.S. must install more solar annually than has what been installed cumulatively through 2020.1 Automotive electrification and a retreat from coal and fossil fuels further compounds the need to accelerate the adoption of renewable energy, particularly solar.$22.9BSolar Market in 20252  $147BEV Sales in 20283  $0  GM’s non-EV sales in 203541: https://www.seia.org/solar-industry-research-data2: https://linchpinseo.com/trends-solar-energy-industry/3: https://www.grandviewresearch.com/industry-analysis/north-america-electric-vehicles-market4: https://www.nytimes.com/2021/01/28/business/gm-zero-emission-vehicles.html

 History repeats itself  https://www.modernpowersystems.com/features/featureamory-lovins-and-the-soft-path-40-years-on-5652985/      Spot the car  Spot the horse  1900Easter: NYC 5th Ave  Source: US National Archives  Source: George Grantham Bain Collection  1913Easter: NYC 5th Ave

Why iSun

For 50 years, iSun has enabled the important transitions of our world by accelerating the adoption of proven, technological innovations that improve our lives.


PECK
ELECTRIC

1972
- Company founded and rooted in large, complex electrical construction projects in innovative markets.

IBM

1979
- Built IBM's clean rooms for silicon chip fabrication

GE Healthcare

1984
- Added data and telecommunication installation services



2009
- Added solar installation services, first in Industrial, Commercial, then Residential and Utility segments.


iSun
Nasdaq

2019
- Listed on Nasdaqas PECK via SPAC to execute its growth plan
- Successfully deSPACed and trading as ISUN

2021
- Fully integrated platform solar EPC; servicing Residential, Commercial, Industrial, Utility and EV markets

"Today, iSun believes that clean, renewable, solar energy is the most important investment we can make. We are driven to use our capabilities to accelerate the transition from dirty to clean energy."

Jeffrey Peck
CEO & Chairman of the Board

Positioned to Accelerate

iSun has unmatched **experience** and **capabilities** to develop and construct solar projects across all solar market sectors and expects that electric vehicle adoption will be a gateway to accelerating the renewable energy transition in each solar market sector.

RESIDENTIAL SOLAR

EV purchases with at-home charging promotes residential solar + storage installation and other smart home energy upgrades

COMMERCIAL SOLAR

EV fleet and workplace charging adoption by businesses promotes solar projects at work and at employee homes to future-proofs costs


iSun®

UTILITY SOLAR

Increased local electricity demand promotes the need for utility scale solar projects and infrastructure upgrades to meet demand

INDUSTRIAL & MUNICIPAL SOLAR

Increased adoption, demand charges and infrastructure electrification results in resilient microgrid and community solar projects

Capabilities Add Value

iSun is the only publicly listed Solar Engineering, Procurement and Construction (EPC) contractor with capabilities across the entire solar scale continuum, including solar EV charging.

RESIDENTIAL SOLAR

Solar, storage, service, smart home

sunrun
sunworks Solar Power
Sunlight Financial
sunnova

UTILITY SOLAR

Solar Development and Construction Services

ORBITAL ENERGY GROUP
CanadianSolar
ARRAY TECHNOLOGIES
FTC SOLAR



chargepoint
blink
iSun
BEAM

COMMERCIAL SOLAR

Solar, electrical, data, O&M services

sunworks Solar Power
solaredge
AMERESCO
EDF ENERGY

INDUSTRIAL & MUNICIPAL SOLAR

Solar, smart city, microgrid, community solar

           Connections Accelerate GrowthiSun’s ability to connect the optimal attributes from one market sector into other market sectors is a key value proposition that accelerates growth across all market sectors.  Owning the residential customer relationship offers multiple sales opportunities over yearslowering overall customer acquisition costsmaximizing lifetime customer revenue  Resell, Upsell, and Cross-sell to and from residential, commercial and industrial customers increases revenue without added marketing cost  Utility scale economies for purchasing can be leveraged across industrial, commercial and residential projects  EV charging is a conversation starter, a necessary value-add across all market sectors and a visual representation of values

Growth Strategy

iSun's three-pronged growth strategy leverages the multiple connections across market sectors and de-risks the entry into new markets – any one market sector opens the door to other market sectors

Organic Growth	M&A and Strategic Investments	Solar Energy Asset Ownership
Expand relationships with customers for solar EPC opportunities across the Eastern United States and other markets	Acquisitions of electrical and solar EPC companies; investment in companies that increase EPC pipeline opportunities	Invest in solar energy assets to provide recurring revenue and cash flow to offset operating costs for margin enhancement



2021 Presence	States with existing projects under contract provide rationale for near-term expansion in these states and into neighboring regions
2022 Opportunities	States with significant project opportunities (e.g. Hartsel, CO 100MW) provide rationale for future expansion contingent on project milestones
Expansion Options	States where new opportunities may provide a rational for expansion for any or all market segments
	States with existing solar EV charging presence that may provide rationale for market expansion

<u>Solar Power World 2020 Ranking</u>

1st Solar Contractor in VT
3rd C&I EPC Contractor in USA
22nd EPC Contractor in USA
38th Solar Contractor in USA

Growth Tactics

iSun takes a rational approach to growth with its three-pronged strategy in each market sector.

	Organic Growth	M&A and Strategic Investments	Solar Energy Asset Ownership
Residential Solar Commercial Solar	>Super-regional: East Coast expansion >Outbound sales and marketing + referrals for low customer acquisition cost and maximum lifetime customer revenue from upsell, resell, and cross-sell opportunities.	>Platform roll-up targeting $5-50M revenue + profitable, outstanding operators, local brand, high growth market, customer retention, services include solar, storage, community programs, O&M, other	>Opportunities to finance residential/commercial solar leases (PPA +/- asset ownership), and solar loans
Industrial & Municipal Solar	>Opportunistic expansion across the Northeast and other states based on referrals and existing customers or from new opportunities created by outbound sales activities of the residential, commercial, utility or solar EV charging business	>Targeting $1-10M revenue + profitable electrical contractors with licensed electricians but without solar experience, geographically located in areas of existing or planned solar EPC contracts.	>Seeking Pre-NTP, NTP, or post-COD projects with minimum 12% unlevered IRR. >On Balance sheet up to 30MW or until recurring cashflow pays for iSun OpEx
Utility Solar	>Unconstrained geographically but prioritized by paid development services contract location. >Outbound sales and marketing to developers, utilities, and asset owners >Preference to "build-operate-transfer" projects directly for utilities	>In-sourced staffing minimizes OpEx >Subcontracted construction labor >No active M&A program	>Finance partnerships provide off-balance sheet project finance to fund EPC contracts and/or minority solar asset ownership. (e.g. Fusion Renewable and GreenSeed Investors / Solar Project Partners)

Residential & Commercial

iSun has installed nearly 3,000 residential solar projects since 2012 and is executing a platform roll-up strategy to create a market leader; iSun Residential.

East Coast



M&A Target Profile

- $5-50M revenue + profitable
- East Coast USA
- Residential and Commercial
- Outstanding operators
- Strong local brand reputation
- Ultra-high-touch, long-term customer relationships
- Low-cost customer acquisition
- Services include solar, storage, community programs, O&M, other

2021 M&A Targets

$75M

Residential & Commercial Revenue from Targets

75MW

Total Residential Systems Installed by Targets

7,500

Total Residential Customers Served by Targets

 iSun Residential project examples

 iSun Commercial project examples

Industrial & Municipal

iSun has served its industrial and municipal solar, data and electric EPC customers for decades by consistently delivering value and results for large, complex projects.

Referral Network

CORPORATIONS

ENERGY DEVELOPERS

PUBLIC AGENCIES AND NONPROFITS

M&A Target Profile

- $1-10M revenue + profitable
- Electrical contractors with licensed electricians but without solar experience
- Geographically located in areas of existing or planned solar EPC contracts solar
data
electric

Revenue mix

2021 Goals

$40M

Est. iSun, Inc. Revenue Solar, Data, Electric

200MW

Total iSun, Inc. Solar Systems Installed

$76.8M

Current Backlog

 iSun Industrial & Municipal project examples

Utility

iSun Utility delivers solar **development** and **construction** services to asset owners and developers, and also targets "build-operate-transfer" projects directly for utilities

iSun Utility Takes Projects from Land Control to Ready for Construction

Internal Projects

Acceleration and cost reduction of iSun owned-operated assets (Ex: community solar projects in synergy with iSun Residential)

Third Party Services

Support third parties early in the project lifecycle and gain captive rights to EPC (Ex: $120 million Fusion Bishop Portfolio)

EPC Contracts

Reduce costs and move projects more quickly through pipeline, offer added value to clients by in-sourcing engineering (Ex: New Hampshire GSSG Portfolio)

$69B

Utility project opportunity

213MW

Total Utility Systems Installed via OCS Acquisition

5GW

Projects under review

iSun Utility can originate land, rapidly diligence project sites, vet technical feasibility, execute internal engineering packages on a turnkey basis and run project finance processes… then build it

Utility Case Study

<30 days after launch, iSun Utility closed agreements on 118 megawatt Bishop Portfolio, financed by Israeli public companies Alon Gas and Modiin; portfolio originally developed by Fusion Renewables

iSun Utility selected for both development and construction services

$1.25 Million Development Service Contract

- Overseeing land control, site vetting, interconnection, engineering, project finance and more
- Expected margin: 30 – 50%

Up to $120 Million EPC Services Rights

- Engineering, Procurement and Construction service contracts for up to 8 sites
- Expected margin : 10% margin plus 8% overhead

 iSun Utility completed project examples

 Solar EV ProductsiSun solar EV products are gateways to more solar EPC opportunities and allow iSun to provide customized solutions for customers across all market sectors.  Bifacial solar panels  Bifacial solar panels

 iSun solar EV products project examples – solar EV charging & solar bench

iSun Innovation

iSun invests in innovative companies that drive growth opportunities to iSun for each market sector

GreenBond ADVISORS
www.greenbondadvisors.com

GreenBond Advisors delivers financial product innovation into the Green Bond market with new Green Bond products that enable risk-averse investment capital to support renewable energy infrastructure development.

iSun investment rationale

iSun has the right to construct all solar projects, financing is off-balance sheet, and iSun is an owner in all assets constructed through Solar Project Partners LLC

ampUp
www.ampup.io

AmpUp is an electric vehicle (EV) software company and network provider that enables drivers, hosts, and fleets to charge stress-free.

iSun investment rationale

AmpUp is the software backbone of the iSunOS with leading edge patented technology for the best charging user experience for iSun customers

HIVE
www.drivehive.com

Exclusive EV membership for gig drivers. The most affordable all-in-one way to gig electric.

iSun investment rationale

DriveHive bundles the EV with charging, and iSun's solar EV charging solution is ideal for rapid deployment of charge sites on-grid or off-grid

 Recurring revenue drives marginiSun owns 6 megawatts of solar assets with a goal to reach 50 megawatts by 2023 in order to offset operating expenses with recurring revenue, which directly enhances net margins.  6MW2021 solar assets  $500k2021 recurring cashflow  50MWEst. 2023 solar assets  $4MEst. 2023 recurring cashflow

 FinancialsiSun has the necessary access to capital to fund its profitable growth strategy  $39.5M(ATM: B.Riley)      ACCESS TO CAPITAL  WORKING CAPITAL  est. 2021 REVENUEiSun, Inc.: Solar, Data, Electric  $40M  $76.8M  $21.8M  CURRENT BACKLOG

 Market Comparison  Market analysis indicates that iSun is both a growth and value opportunity across all sectorsResidential Solar  Market data as of July 29, 2021; Market Capitalization reflects 9.08M shares outstanding; Financial metrics as of 2Q 2021 unless otherwise noted1 Based on proposed post de-SPAC share count Source: Capital IQ and investor presentations Date: As of market close on 06/23/20.  ($ in millions except per share amounts)Share Price Market Enterprise EV / Revenue EV / EBITDA Installed # of Company Name Current Capitalization Value FY2020 FY2021 FY2022 FY2023 FY2020 FY2021 FY2022 FY2023 MW Customers                              Sunrun Inc., (NasdaqGS:RUN)  $52.62  $10,730.8  $17,147.6  NM  11.6x  10.1x  8.9x  NM  NM  NM  319.9x  3,000  573,000    Sunnova Energy International Inc., (NYSE:NOVA)  $36.72  $4,112.1  $6,810.4  41.0x  30.0x  20.1x  15.4x  110.6x  82.4x  45.9x  30.5x  861  116,400    Sunworks, Inc., (NasdaqCM:SUNW)  $8.68  $234.8  $155.9  NM  1.2x  0.9x  NM  NM  NM  311.9x  NM  -  -    Sunlight Financial Holdings Inc., (NYSE:SUNL)  $7.96  $675.3  $1,412.1  20.5x  11.5x  9.0x  7.1x  56.5x  23.5x  17.2x  12.6x  - -      Average 30.8x 13.6x 10.0x 10.4x 83.6x 53.0x 125.0x 121.0xMedian 30.8x 11.5x 9.6x 8.9x 83.6x 53.0x 45.9x 30.5x                            iSun, Inc., (NasdaqCM:ISUN)  $9.16  $83.2  $68.7  3.9x  1.5x  0.8x  NM  NM  56.3x  10.9x  NM  400  3,000  Average 4.5x 3.7x 3.1x 2.7x 57.6x 27.1x 20.6x 16.9xMedian 4.0x 3.4x 2.9x 2.6x 45.7x 33.1x 25.3x 20.7x                            iSun, Inc., (NasdaqCM:ISUN)  $9.16  $83.2  $68.7  3.9x  1.5x  0.8x  NM  NM  56.3x  10.9x  NM  400  3,000  Average 2.9x 1.9x 1.2x 1.1x 4.9x 7.1x 11.5x 8.1xMedian 2.5x 1.9x 1.2x 1.3x 12.0x 10.2x 12.6x 7.8x                            iSun, Inc., (NasdaqCM:ISUN)  $9.16  $83.2  $68.7  3.9x  1.5x  0.8x  NM  NM  56.3x  10.9x  NM  400  3,000  Average 79.6x 41.3x 18.0x 9.1x (141.4x) (55.1x) (221.5x) 104.2xMedian 61.1x 36.5x 12.2x 5.8x (84.3x) (40.7x) (38.4x) 33.6x                            iSun, Inc., (NasdaqCM:ISUN)  $9.16  $83.2  $68.7  3.9x  1.5x  0.8x  NM  NM  56.3x  10.9x  NM  400  3,000  Commercial & Industrial Solar  ---  ($ in millions except per share amounts)Share Price Market Enterprise EV / Revenue EV / EBITDA Installed # of                                              Company Name  Current  Capitalization  Value    FY2020    FY2021    FY2022    FY2023    FY2020  FY2021    FY2022    FY2023  MW    Customers    Ameresco, Inc., (NYSE:AMRC)  $68.02  $3,487.4    $4,311.9    4.4x    3.8x    3.4x    3.1x  37.7x    29.9x    25.6x  22.1x    -      SunPower Corporation, (NasdaqGS:SPWR)  $24.63  $4,249.2    $4,434.6    3.7x    3.0x    2.4x    2.1x  134.0x    36.2x    25.1x  20.3x  1,120    363,000    SolarEdge Technologies, Inc., (NasdaqGS:SEDG)  $261.13  $13,572.5    $13,103.0    9.0x    6.9x    5.5x    4.6x  53.6x    37.5x    27.3x  21.0x  24,000        Electricité de France S.A., (ENXTPA:EDF)  $12.43  $39,256.0    $96,605.0    1.1x    1.1x    1.1x    1.1x  5.0x    4.6x    4.4x  4.1x    -      Utility Solar  ($ in millions except per share amounts)Share Price Market Enterprise EV / Revenue EV / EBITDA                                     Company Name  Current  Capitalization  Value    FY2020    FY2021    FY2022    FY2023    FY2020  FY2021  FY2022    FY2023  FTC Solar, Inc., (NasdaqGM:FTCI)  $10.56  $890.2    $884.9    NM    2.9x    1.7x    1.3x  NM  NM    13.8x  7.8x  Array Technologies, Inc., (NasdaqGM:ARRY)  $13.61  $1,728.4    $2,117.6    2.5x    2.1x    1.8x    1.6x  13.3x  22.9x    14.2x  10.0x  Canadian Solar Inc., (NasdaqGS:CSIQ)  $40.71  $2,442.5    $3,968.3    1.2x    0.7x    0.6x    0.6x  12.0x  10.2x    6.7x  6.5x  Orbital Energy Group, Inc., (NasdaqCM:OEG)  $3.45  $221.2    $221.0    4.9x    1.8x    0.8x    NM  (10.6x)  (11.9x)    11.4x  NM  EV Charging  ($ in millions except per share amounts)Share Price Market Enterprise EV / Revenue EV / EBITDA                               Company Name  Current  Capitalization  Value    FY2020  FY2021  FY2022    FY2023    FY2020  FY2021  FY2022  FY2023  Beam Global, (NasdaqCM:BEEM)  $30.29  $269.2    $243.4  43.5x  21.8x    10.9x    5.8x  (67.3x)  NM  NM  152.1x  Blink Charging Co., (NasdaqCM:BLNK)  $34.05  $1,435.4    $1,206.1  217.0x  104.8x    44.7x    21.8x  (101.4x)  (41.9x)  (51.5x)  (54.8x)  ChargePoint Holdings, Inc., (NYSE:CHPT)  $24.07  $7,738.6    $7,154.2  NM  51.6x    34.9x    20.9x  NM  (66.7x)  (46.8x)  (60.4x)  EVBox1  $12.15  $1,701.0    $1,354.0  19.3x  11.3x    6.0x    3.6x  NM  (16.9x)  (30.1x)  677.0x  EVgo, Inc., (NasdaqGS:EVGO)  $11.95  $821.4    $854.8  61.1x  42.7x    15.8x    5.1x  (29.5x)  (14.7x)  (19.9x)  171.0x  Fastned B.V., (ENXTAM:FAST)  $68.00  $1,016.4    $1,086.9  148.1x  71.5x    24.2x    12.2x  (444.3x)  (175.5x)  178.8x  33.6x  Tritium1  $9.88  $1,682.6    $1,072.6  18.2x  12.8x    6.3x    3.0x  NM  (28.2x)  (59.6x)  15.1x  Volta1  $9.92  $2,014.8    $1,714.8  68.6x  36.5x    12.2x    6.1x  (59.1x)  (57.2x)  (1714.8x)  52.0x  Wallbox1  $9.93  $1,775.5    $1,465.5  61.1x  18.6x    6.5x    3.2x  (146.5x)  (39.6x)  (28.2x)  (47.3x)

Leadership

Management successfully deSPACed iSun and is delivering growth and value

Executive Leadership



Jeffrey Peck
Chairman and
Chief Executive Officer



John Sullivan
Chief Financial Officer



Michael d'Amato
Chief Strategy Officer

Independent Directors



Andy Matthy
Independent Director



Claudia Meer
Independent Director



Stewart Martin
Independent Director

Divisional Leadership



Daniel Dus
President, iSun Utility



Frederick (Kip) Myrick
Executive Vice President,
Residential, Commercial &
Industrial Solar
Board of Directors

150

Outstanding employees that deliver quality to iSun customers every day

ir@isunenergy.com